-8-
             U.S. SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549
                      --------------------

                           FORM 8-K/A

                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  June 12, 2000

               Commission File Number:  000-28251

                      SUNVEST RESORTS, INC.

                      a Florida corporation

        (IRS Employer Identification Number:  65-0693150)

           3500 NW Boca Raton Boulevard, Building 811
                    Boca Raton, Florida 33431
                         (561) 368-0032
                         --------------
         Securities Registered Pursuant to Section 12(g)
             of the Securities Exchange Act of 1934:

             Common Stock, Par Value $.02 per share

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     Interim financial statements for each of the Company and US
Data Authority, Inc. ("USDA") are filed herewith as follows:

*    Statement of Discontinued Operations of SunVest Resorts,
     Inc. (the "Company") for the four months ended April 30, 2000;
* Statement of Cash Flows of the Company for the four months ended April 30, 2000;
* Balance Sheet of the Company as of May 1, 2000, reflecting the merger of USDA into the Company;
*    Statement of Profit and Loss  for US Data Authority, Inc.
     for the four months ended April 30, 2000; and
*    Statement of Cash Flows for USDA for the four months ended
     April 30, 2000.


                              Page 1
___________________________________________________________________


              STATEMENT OF DISCONTINUED OPERATIONS
                FOUR MONTHS ENDED APRIL 30, 2000

Income from discontinued operations                   234,853
Income tax expense net of benefit                           0
                                                      -------
Net income                                            234,853
                                                      =======
Accumulated deficit-beginning of year              (3,823,000)
Special dividend                                    2,657,897
                                                    ---------
Accumulated deficit - end of period                 ($930,250)
                                                   ==========


                     STATEMENT OF CASH FLOWS
                FOUR MONTHS ENDED APRIL 30, 2000

Cash flows from operating activities
Sources of cash:
     Customers                                       188,472
     Interest                                          2,298
     Rents                                           422,420
     Sale of assets                                  348,285
                                                     -------
Uses of cash:
     Condominium units                               354,445
     Suppliers                                       475,288
     Interest                                        342,576
     Rental properties                               203,489
                                                     -------
                                                   1,375,798
                                                   ---------
Cash (used in) operating activities                (414,323)

Cash flows from investing activities
Sources of cash:
     Related parties                                 519,817
                                                     -------
Uses of cash:
     Special dividend                                270,161
     Other assets                                     33,486
                                                      ------
                                                     303,647
                                                     -------
Cash from investing activities                       216,170
Cash flows from financing activities
Source of cash
     Proceeds from mortgages                         188,953
                                                     -------
Cash provided by financing activities                188,953
                                                     -------
Increase (decrease) in cash                          (9,200)

Cash-beginning                                         9,200

Cash-ending                                                0
                                                 ===========

                              Page 2
______________________________________________________________________

               STATEMENT OF CASH FLOWS (CONTINUED)
                FOUR MONTHS ENDED APRIL 30, 2000

Reconciliation of net income to cash used in operating activities:

Net income                                            234,853
                                                      -------

Adjustments to reconcile net income to
cash used in operating activities:
          Depreciation and amortization                59,000

Changes in assets and liabilities:
          Deposits held in escrow                      85,759
          Mortgages receivable                     (1,175,000)
          Condominium units                          (354,445)
          Prepaid and other                           153,886
          Accounts payable and accrued liabilities   (357,224)
          Due to Condominium association              (20,946)
          Deposit on sales contracts                    4,485
          Income producing property                   955,309

          Total adjustments                          (649,176)

          Cash (used in) operating activities        (414,323)
                                                     =========

                              Page 3
_______________________________________________________________________

                      SUNVEST RESORTS, INC.
                   BALANCE SHEET - MAY 1, 2000

                            ASSETS
                            ------

                                 SUNVEST     USDA       COMBINED

Cash                                   $0  $959,072      $959,072
Accounts receivable                     0    48,821        48,821
Equipment-net                           0   188,496       188,496
Goodwill                                0   135,735       135,735
Deposits                                0    10,395        10,395
Advances                                0    10,000        10,000
                                     ----    ------        ------
                                        0  $1,352,519  $1,352,519
                                     ====  ==========  ==========


             LIABILITIES AND SHAREHOLDERS' EQUITY
             ------------------------------------

Accounts payable and accrued      $50,650  $161,969    $212,619
liabilities
Payroll taxes payable                   0    10,250      10,250
Security deposits                       0     2,650       2,650
Deferred revenue                        0     2,650       2,650
                                     ----    ------      ------
                                   50,650   177,519     228,169
                                  -------   -------     -------

Shareholders' equity

Common stock, $.02 par, authorized
and issued, 25,000,000 shares      50,000   450,000        500,000
Capital in excess of par          829,600  2,057,85      2,887,450
                                                  0
Less subscriptions receivable           0 (1,332,850)  (1,332,850)
Accumulated deficit              (930,250)        (0)    (930,250)
                                 --------        ----    ---------
                                  (50,650) 1,175,000     1,124,360
                                 --------  ---------     ---------
                                       $0 $1,352,519    $1,352,519
                                     ==== ==========    ==========

                              Page 4
______________________________________________________________________

                     US DATA AUTHORITY, INC.
                         PROFIT AND LOSS
                 JANUARY 2000 THROUGH APRIL 2000

Ordinary Income/Expense
     Income                                              $39,936.90
     Cost of Goods Sold                                  (27,505.80)
                                                        -----------
     Gross Profit                                        $12,431.10

Expense
  Administrative Salaries                                $82,595.00
  Sales and Marketing Costs                               60,736.83
  Automobile Expenses                                      1,004.22
  Bad Debt                                                91,842.50
  Bank Service Charges                                       161.72
  Depreciation Expense                                    13,341.00
  Dues and Subscriptions                                   1,226.11
  Licenses and Permits                                       318.70
  Office Expenses                                         13,356.32
  Miscellaneous                                            3,596.64
  Professional Fees                                       29,640.00
  Rent                                                     9,413.28
  Travel & Entertainment                                   3,956.59
  Security Exp                                             1,337.03
  Utilities                                                8,618.09
                                                          ---------
Total Expense                                           $321,144.03

Net Income                                             ($308,712.93)
                                                       =============

                              Page 5
_________________________________________________________________________

                     US DATA AUTHORITY, INC
                     STATEMENT OF CASH FLOWS
                FOUR MONTHS ENDED APRIL 30, 2000
                           (UNAUDITED)

Cash flows from operating activities:
  Source of cash:
    Revenues                                                 $77,722

Uses of cash:
  Cost of revenues                              $27,507
  Selling, general and administrative            25,603
  Payroll and related costs                      71,696
  Rent                                            9,413
  Income taxes                                   16,154     150,373
                                                 ------     -------

Cash (used-in) operating activities                         (72,651)

Cash flows (used-in) investing activities:
  Purchase of equipment                         134,542
  Advances to related party                      19,634
  Other                                             395    (154,571)
                                                   ----

Cash flow from financing activity:
Proceeds from sale of common stock                        1,170,000
                                                          ---------

Increase in cash and equivalents                            942,778

Cash and equivalents, beginning                              16,294
                                                             ------

Cash and equivalents, ending                               $959,072
                                                           ========

                             Page 6
____________________________________________________________________________

                     US DATA AUTHORITY, INC
               STATEMENT OF CASH FLOWS (CONTINUED)
                FOUR MONTHS ENDED APRIL 30, 2000
                           (UNAUDITED)

Reconciliation of net (loss) to cash (usen-in operating activities:

Net (loss)                                              ($308,714)

Adjustments to reconcile net (loss) to cash (used-in) operating activities:

Provision for doubtful collections               $91,842

Depreciation                                      13,341

Changes in assets and liabilities:
  Accoubnts receivable                            32,485

Advances to related party                        (19,634)

Other                                             (2,074)

Accounts payable and accrued liabilities         125,403

Deferrals                                         (5,300)     236,063
                                                --------      -------

Cash (used in) operating activities                          ($72,651)
                                                             =========


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUNVEST RESORTS, INC.



                                    By:   /S/ Dominick F. Maggio
                                         --------------------------
                                         Dominick F. Maggio
                                         President

                               Page 7
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